Exhibit 10.1
Amendment To Agreement
Via USPS Express Mail
April 15, 2010
Mr. Steven Becker
Partner
Greenway Capital
300 Crescent Court, Suite 1111
Dallas, TX 75201
Re:     Amendment To Our Agreement Of October 19, 2009
Dear Steve:
We have discussed the advisability of extending the above referenced Agreement from April 19, 2010 to June 21, 2010, with all other terms and conditions remaining the same as set forth in the Agreement dated October 19, 2010. During this period, we will continue to discuss the appointment of one (I) new, mutually acceptable, independent Board member of Synergetics USA, Inc., and related matters.
If this amendment is in keeping with your understanding, please indicate your agreement below on both originals, keep one original for your records, and return a signed original for our records.
We look forward to continuing our cooperation on this matter.
Yours truly,
/s/ Robert H. Dick
Robert H. Dick
RHD/rd
IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

SYNERGETICS USA, INC.

By:	/s/ Robert H. Dick
Name:	Robert H. Dick
Title:	Chairman

/s/ Steven R. Becker

Steven R. Becker
BC ADVISORS, LLC

By:	/s/ Steven R. Becker
Steven R. Becker, Member

SRB MANAGEMENT, L.P.
By:  BC Advisors, LLC, and its General Partner

By:	/s/ Steven R. Becker
Steven R. Becker, Member

SRB GREENWAY OPPORTUNITY FUND, L.P.
By: /s/ Steven R. Becker , its General Partner

By:
Name:
Title:

SRB GREENWAY OPPORTUNITY FUND (Q.P.), L.P.
By:  BC Advisor, LLC, and its General Partner

By:	/s/ Steven R. Becker
Steven R. Becker, Member